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                                                                    EXHIBIT 10.5

                          TRADEMARK LICENSE AGREEMENT


                 THIS NONEXCLUSIVE TRADEMARK LICENSE AGREEMENT is made and entered into this _____ day of ___________________, 1996, by and between Trinity Industries, Inc., a Delaware corporation, having an address of 2525 Stemmons Freeway, Dallas, Texas 75207 ("Licensor"), and Halter Marine, Inc., a Nevada corporation, Equitable Shipyards, Inc., Gretna Machine and Ironworks, Inc., Gulf Coast Fabrication, Inc., Halter Marine, Inc., a Louisiana corporation, Halter Marine Services, Inc., Halter Gulf Repair, Inc., Halter Marine Gulfport, Inc., Halter Marine Panama City, Inc., Halter Marine Pascagoula, Inc., Trinity Yachts, Inc. and Washington Marine Fabricators, Inc. (collectively, "Licensee").

                             W I T N E S S E T H :

                 WHEREAS, Licensor is the owner of all right, title and interest in and to the trademark TRINITY in the United States and worldwide (the "Mark"); and

                 WHEREAS, Licensee desires to use the Mark as "TRINITY YACHTS" upon and in connection with the manufacture, design, sale and maintenance of yachts (the "Goods and Services");

                 NOW, THEREFORE, in consideration of the mutual promises herein contained, it is hereby agreed as follows:

                 1.       Grant of License.

                          a. Grant. Upon the terms and conditions hereinafter set forth, Licensor hereby grants to Licensee a nonexclusive license to use the Mark in connection with the Goods and Services throughout the world (the "License").


                          b. Sublicensing. Licensee shall have the right to grant sublicenses only under such terms and to such parties as are approved in advance by Licensor. Each approved sublicensee shall be bound by the terms and conditions of this Agreement as if it were named herein in the place of Licensee.




                          c. Term. The License hereby granted shall be effective on the date set forth above, and shall remain in full force and effect for ninety-nine (99) years thereafter.


                 2. Goodwill. Licensee recognizes the great value of the goodwill associated with the Mark and acknowledges that the Mark and all rights therein and the goodwill pertaining thereto belong exclusively to Licensor, and that the Mark has a secondary meaning in the mind of the public.





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                 3.       Licensor's Title and Protection of Licensor's Rights.
Licensee shall not during the term of this Agreement, or thereafter, attack the title or any rights of Licensor in and to the Mark or attack the validity of this License.


                 4. Quality of Goods and Services. The sale or rendering of Goods and Services by Licensee will be provided in accordance with any written guidelines designated by Licensor from time to time and with all applicable federal, state and local laws, and the same shall not reflect adversely upon the good name of Licensor or the Mark. All Goods and Services provided by Licensee will be of high quality, standard and skill. Upon request by Licensor, Licensee shall furnish to Licensor free of cost, for its written approval in advance, examples of printed items used and to be used by Licensee in connection with the Goods and Services.


                 5. Inspection. Licensor shall have the right to inspect the premises operated by Licensee and the Goods sold by Licensee under the Mark, upon reasonable notice, to ensure compliance with Licensor's quality control requirements.

                 6.       Use of Mark by Licensee.


                          a.      Licensee shall use the Mark with the
                 applicable symbols identifying trademark ownership, namely, "TM" or (R) , whichever is appropriate, on all printed matter and on the builder's plate attached to the Goods.


                          b. Licensee shall cooperate fully and in good faith with Licensor for the purpose of securing and preserving Licensor's rights in and to the Mark. However, it is agreed that all rights relating to the Mark are reserved by Licensor, except for the License hereunder to Licensee of the right to use the Mark only as specifically and expressly provided in this Agreement. At the termination or expiration of this Agreement, Licensee will be deemed to have assigned, transferred and conveyed to Licensor any right in and to the Mark which may have been obtained by Licensee or which may have vested in Licensee in pursuance of any endeavors covered hereby, and Licensee will execute any instruments requested by Licensor to accomplish or confirm the foregoing. Any such assignment, transfer or conveyance shall be without consideration other than the mutual covenants and considerations of this Agreement.

                          c. Licensee's every use of the Mark shall inure to the benefit of Licensor. Licensee shall not at any time acquire any rights in the Mark by virtue of any use it may make of such Mark.


                          7.      Policing and Enforcement of Rights.  Licensee
shall take reasonable steps to police Licensor's rights in the Mark. Upon discovering a third party use of any of the Mark that conflicts with the rights of Licensor, Licensee shall notify Licensor of the circumstances






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of the conflict.  Within thirty (30) days of its receipt of such notice,
Licensor, in its sole discretion, will provide Licensee with its approval or disapproval for Licensee to take action with respect to the conflict and, if any action is approved by Licensor, Licensor shall specify which action or actions that Licensee may take. Licensor shall have no duty to defend the Mark.


                 8. Promotional Material. In all cases where Licensee desires artwork pertaining to the subject of this License, the cost of such artwork and the time for production thereof shall be borne by Licensee unless otherwise agreed between the parties. All artwork and designs involving the Mark, or any reproduction thereof, shall, notwithstanding their creation or use by Licensee, be and remain the property of Licensor.

                 9. Termination for Cause. If Licensee shall violate any of its obligations under the terms of this Agreement, Licensor shall have the right to terminate the license hereby granted upon ten (10) days' notice in writing, and such notice of termination shall become effective unless Licensee shall completely remedy the violation within the ten (10) day period and satisfy Licensor, in Licensor's sole discretion, that such violation has been remedied.

                 10. Disposal of Stock Upon Termination or Expiration. After termination of the License, Licensee, except as otherwise provided in this Agreement, may dispose of inventory and promotional articles covered by this Agreement which are on hand at the time notice of termination is received for a period of sixty (60) days after notice of termination. Notwithstanding anything to the contrary herein, Licensee shall not sell Goods or render Services in conjunction with the Mark after termination of the License if the License is terminated due to the departure by Licensee from the quality and style approved by Licensor.

                 11.      Effect of Termination or Expiration.

                          a. Upon and after the expiration or termination of the License, all rights granted to Licensee hereunder shall forthwith revert to Licensor, and Licensee will refrain from further use of the Mark or any further reference to said Mark, whether direct or indirect, or anything deemed by Licensor to be similar to the Mark in connection with Licensee's Goods and Services.

                          b. Termination of the License shall be without prejudice to any rights which Licensor may otherwise have against Licensee.

                 12.      Licensor's Remedies.

                          a. Licensee acknowledges that its failure (except as otherwise provided herein) to cease the sale or rendering of the Goods and Services at the termination or expiration of this Agreement, or its improper use of the Mark, will result in immediate and irremediable damage to Licensor. Licensee acknowledges and admits that there is no adequate remedy at law for such





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                 failure to cease sale and distribution or improper use, and
                 Licensee agrees that in the event of such failure, Licensor shall be entitled to equitable relief by way of temporary and permanent injunctions (it being understood that any requirement for the posting of a bond in connection therewith is hereby waived by Licensee), and such other and further relief as any court with jurisdiction may deem just and proper.

                          b. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which Licensor is entitled under this Agreement or otherwise.


                 13. Non-Use of Mark by Licensee. If Licensee does not make substantial use of the Mark in connection with the Goods and Services within any three (3) year period during the term of this Agreement, this License shall automatically terminate and all rights granted hereunder shall revert to Licensor as provided in Paragraph 11.


                 14.      Indemnification


                          a. Licensee shall hold harmless and indemnify Licensor, its subsidiaries, divisions, affiliates, stockholders, officers and agents from any costs (including attorneys' fees and costs of court), liabilities, damages or awards arising out of any lawsuit or claim that may be brought against Licensor, its subsidiaries, divisions, affiliates, stockholders, officers and agents, for any claims, demands, causes of action, litigation or other proceedings which may result from or arise from the use of the Mark by Licensee. Licensee further agrees to defend any action which may be brought against Licensor, its subsidiaries, divisions, affiliates, stockholders, officers and agents, at Licensee's sole cost and expense, provided that Licensor shall notify Licensee, by telephone, with immediate notice, of any claim or complaint in any action, and promptly forward all documents relating thereto to Licensee and to otherwise assist Licensee and its attorneys in any manner necessary in the defense of any such action.


                          b. Licensee agrees to indemnify and hold harmless Licensor against any and all losses, damages, injuries and any other liabilities arising out of or in connection with the operation of Licensee's business, to defend, at its own expense, any and all actions, suits and other legal proceedings that may be commenced against Licensor and/or Licensee arising out of or in connection with the operation of Licensee's business, and to pay or satisfy any judgment that may be rendered against Licensor and/or Licensee in any such action, suit or legal proceeding.


                 15.     Notices.  All notices and other
communications hereunder shall be in writing and shall be given by delivery in person, by registered or certified mail (return receipt






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requested and with postage prepaid thereon) or by cable, telex or facsimile transmission to the parties at the following addresses (or at such other address as any party shall have furnished to the other in accordance with the terms of this Paragraph 15):


         If to TII:


         Trinity Industries, Inc.
         2525 Stemmons Freeway
         Dallas, Texas 75207
         Fax:  (214) 589-8824
         Attention:       F. Dean Phelps
                          Vice President


         If to Licensee:


         c/o Halter Marine, Inc.
         13085 Industrial Seaway Road
         Gulfport, Mississippi 39503
         Fax:  (601) 897-4866
         Attention:       John Dane III
                          President


All notices and other communications hereunder that are addressed as provided in or pursuant to this Paragraph 14 shall be deemed duly and validly given (a) if delivered in person, upon delivery, (b) if delivered by registered or certified mail (return receipt requested and with postage prepaid thereon), seventy-two (72) hours after being placed in a depository of the United States mails and (c) if delivered by cable, telex or facsimile transmission, upon transmission thereof and receipt of the appropriate answer back.


                 16. No Joint Venture. Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers, and Licensee shall have no power to obligate or bind Licensor in any manner whatsoever.



                 17. No Waiver. There are no representations, promises, warranties, covenants or undertakings other than those contained in this Agreement, which represent the entire understanding of the parties. The failure of either party hereto to enforce, or the delay by either party in enforcing any of its rights under this Agreement, shall not be deemed a continuing waiver or a modification thereof, and either party may, within the time provided by applicable law, commence appropriate legal proceedings to enforce any or all of such rights.



                 18. Assignment. Neither this Agreement nor any interest herein may be assigned, in whole or in part, by Licensee without the prior written consent of the other party, except that without securing such prior written consent, Licensee may assign this Agreement to a successor of its entire business or of all of its assets. Licensor may assign this Agreement.






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                 19.      Governing Law.   THIS AGREEMENT SHALL BE CONSTRUED
AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD FOR ITS CHOICE OF LAW PRINCIPLES.



                 20. Jurisdiction and Venue. The parties consent to the personal jurisdiction and venue of the Federal District Court for the Northern District of Texas, Dallas Division, and of the Dallas County, Texas District Courts, for any action arising from the breach, misrepresentation of any warranty or enforcement of this Agreement.


                 IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.

                                        LICENSOR:

                                        TRINITY INDUSTRIES, INC.


                                        By:
                                           -------------------------------------
                                                F. Dean Phelps
                                                Vice President


                                        LICENSEE:


                                        HALTER MARINE, INC.,
                                        a Nevada corporation




                                        By:
                                           -------------------------------------
                                                John Dane III
                                                President


                                        EQUITABLE SHIPYARDS, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





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                                        GULF COAST FABRICATION, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        HALTER MARINE SERVICES, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        HALTER GULF REPAIR, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        HALTER MARINE GULFPORT, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        HALTER MARINE PANAMA CITY, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------






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                                        HALTER MARINE PASCAGOULA, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                                        TRINITY YACHTS, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        WASHINGTON MARINE FABRICATORS, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                                        HALTER MARINE, INC., a Louisiana
                                             corporation




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                                        GRETNA MACHINE AND IRONWORKS, INC.




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------







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STATE OF TEXAS                          )
                                        )
COUNTY OF DALLAS                        )

                 On this __________ day of _________________, 1996, personally appeared before me F. Dean Phelps, known to me to be the Vice President of Trinity Industries, Inc., the Licensor above named, and acknowledged that he executed the foregoing agreement on behalf of said Licensor and pursuant to authority duly received.

                                        ----------------------------------------
                                        Notary Public, State of Texas



                                        ----------------------------------------
                                        Printed Name of Notary


                                        My Commission Expires:



                                        ----------------------------------------




STATE OF _____________________          )
                                        )
COUNTY OF ___________________           )

                 On this __________ day of ___________________, 1996,
personally appeared before me John Dane III, known to me to be the President of Halter Marine Group, Inc., the Licensee above named, and acknowledged that he executed the foregoing agreement on behalf of said Licensee and pursuant to authority duly received.

                                        ----------------------------------------
                                        Notary Public, State of_________________



                                        ----------------------------------------
                                        Printed Name of Notary


                                        My Commission Expires:



                                        ----------------------------------------




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